Exhibit 10.22

CERTAIN IDENTIFIED INFORMATION HAS BEEN OMITTED FROM THIS EXHIBIT BECAUSE IT IS BOTH NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE REGISTRANT IF PUBLICLY DISCLOSED. OMISSIONS ARE IDENTIFIED AS [***].

MEMORANDUM OF UNDERSTANDING

Nuvo and Babyscripts

Dated: September __, 2021 (“Effective Date”)

Item	Description
Background on Nuvo	NUVO Group Ltd. (“Nuvo”) has developed proprietary remote patient monitoring tools which are designed to advance pregnancy care into the 21st century. Nuvo’s flagship FDA-cleared solution, INVU by Nuvo (“INVU”), which enables self-administered fetal viability checks, embraces the mother as the point of care and allows data to travel to an OB/Extended Care team through a self-administered, connected remote pregnancy monitoring and management platform. In addition to the foregoing, Nuvo has unique competencies in big data/AI tools, research partnerships and clinical validation, and a robust set of medical and strategic advisors.
Background on Babyscripts	1EQ Inc. (“Babyscripts”) has sought to rethink the delivery of pregnancy care through the power of technology and remote patient monitoring to address the critical shortage of obstetrical providers in the U.S. Babyscripts utilizes a three-tiered approach focused on unique engagement and compliance pathways, triage protocols, and collaborative care models that allows providers to deliver risk-specific care to pregnant mothers at any time, in any place, through a mobile app and internet-connected monitoring devices. Babyscripts’ solutions are installed in over 73 healthcare systems throughout the US, and it has been involved in the management of over 200,000 pregnancies to date. In addition to the foregoing, Babyscripts has demonstrated strong commercial capabilities in selling, research, clinical validation, workflow integration, enterprise contracting, logistics, and customer care/support.
Joint Vision/Scope	The parties desire to build a collaboration that seeks to combine Nuvo’s technology together with Babyscripts’ commercial ecosystem with the singular goal of advancing pregnancy care delivery and improving health/economic outcomes and the patient experience, by providing a comprehensive remote pregnancy care platform that consists of [***]. The consummation of the transactions described in this Memorandum of Understanding (“MoU”) is subject to the negotiation and execution of at least one definitive pilot agreement among Nuvo, Babyscripts and the pilot partner (the “Pilot Agreement”), and, following the expiration of the term of the last Pilot Agreement undertaken by the Parties (if executed by the parties), and provided that the parties agree that the transactions undertaken pursuant to the Pilot Agreement(s) have been mutually beneficial, the negotiation and execution of a definitive long-term value-added reseller agreement (“VAR Agreement” and, collectively, with the Pilot Agreement(s), the “Definitive Agreements”), each as described below. The parties shall endeavor to enter into at least one Pilot Agreement on or before the date that is 60 days after the Effective Date, as such date may be extended by mutual written agreement of the parties (the “Pilot Negotiation Period”).

CERTAIN IDENTIFIED INFORMATION HAS BEEN OMITTED FROM THIS EXHIBIT BECAUSE IT IS BOTH NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE REGISTRANT IF PUBLICLY DISCLOSED. OMISSIONS ARE IDENTIFIED AS [***].

First Pilot Module

After the parties sign the MOU, Nuvo and BabyScripts would agree on the following (or substantially similar terms) for the first pilot modules thereunder, as well as other terms which are standard and customary for agreements of such nature:

- Babyscripts would promote a pilot joint technology services offering to certain mutually agreed-upon third parties (each a “Pilot”) consisting of Nuvo’s INVU (remote patient management solution) [***].

- [***].

- [***].

- The objectives of the Pilot would be to: [***].

- BabyScripts and Nuvo have jointly identified the following parties as potential Pilot partners (“Pilot Partners”) under one or more Pilot Agreements (if executed) among possible healthcare systems and private practice networks:

	●	[***]
	●	[***]
	●	[***]

- In order to onboard the first patient, the parties will enter into the Pilot Agreement and if the Pilot is approved by one of the prospective Pilot Partners referenced above (or others that are mutually added by the parties), Nuvo and Babyscripts would carry out a basic integration of INVU within Babyscripts’ environment under the Pilot Agreement to endeavor to ensure viability of the INVU solution as delivered by Babyscripts and supported by Nuvo. The parties expect that such integration would take approximately [***] to complete.

- [***] would pay for all costs and expenses [***] arising from any integration of the Babyscripts’ solution with/into the Pilot partner’s system.

CERTAIN IDENTIFIED INFORMATION HAS BEEN OMITTED FROM THIS EXHIBIT BECAUSE IT IS BOTH NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE REGISTRANT IF PUBLICLY DISCLOSED. OMISSIONS ARE IDENTIFIED AS [***].

Long-Term Business Sustainability Model; VAR Agreement

Following a successful Pilot under one or more Pilot Agreements with [***] evidence supporting the adoption of INVU, Babyscripts and Nuvo would endeavor [***] to negotiate and enter into a VAR Agreement under which they would jointly approach third-party payers for their endorsement of INVU (which is intended to facilitate easier adoption by such providers).

Under the VAR Agreement (if executed by the parties), the evidence-based results that Nuvo and Babyscripts would endeavor to deliver to third-party payers would be intended to include the following:

- [***]

- [***]

- [***]

- [***]

Under the VAR Agreement, Babyscripts and Nuvo would also continue to market the combined (Babyscripts/INVU) offering to providers [***].

Defining Success under the Pilot Agreement	Under the terms of the MOU, the Pilot would be deemed successful by the parties [***]:
	1.	[***]
	2.	[***]
	3.	[***]
	4.	[***]

CERTAIN IDENTIFIED INFORMATION HAS BEEN OMITTED FROM THIS EXHIBIT BECAUSE IT IS BOTH NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE REGISTRANT IF PUBLICLY DISCLOSED. OMISSIONS ARE IDENTIFIED AS [***].

Term of Pilot Agreement

Nuvo and Babyscripts envision their collaboration under the MOU and Pilot Agreement(s) to run for an [***]. The Initial Term would be comprised of approximately: [***].

During the Pilot Negotiation Period:

- [***]

- [***]

- [***]

Ownership

- Under the Definitive Agreements, each party would retain ownership over the technology solutions (the “IP”) that it owned prior to the start of the collaboration hereunder, [***].

- In the event new technologies are jointly developed by the parties under the Definitive Agreement(s) (which do not constitute derivative works, improvements or modifications of either party’s existing IP) (the “New IP”) during the course of the Pilot or VAR Agreement, as applicable, the parties [***].

NDA	The parties agree to the terms of the Mutual Non-Disclosure Agreement (the “NDA”) set forth in Exhibit A attached hereto which is incorporated herein by reference. The NDA supersedes any prior confidentiality agreements executed by the parties.

CERTAIN IDENTIFIED INFORMATION HAS BEEN OMITTED FROM THIS EXHIBIT BECAUSE IT IS BOTH NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE REGISTRANT IF PUBLICLY DISCLOSED. OMISSIONS ARE IDENTIFIED AS [***].

PR/Marketing	Following the parties’ execution of this MOU, they shall issue a mutually- approved joint press release announcing the Pilot described above. Each party shall also be permitted to place the other’s logo on its marketing materials and collateral (e.g., website) for as long as the Pilot is ongoing.

Following the Effective Date, the parties shall endeavor in good faith to negotiate the terms of, and enter into, one or more Pilot Agreements, including the applicable terms generally described in this MoU, as well as indemnification, intellectual property-related terms, representations and warranties, restrictions, disclaimers, and other provisions that are customary for agreements of such nature. Notwithstanding anything to the contrary stated in this MoU, except for the parties’ obligations during the Pilot Negotiation Period only with respect to the Lockup Restrictions and the parties’ obligations under the NDA (the “Binding Provisions”), this MoU shall be deemed to be non-binding and, except for the Binding Provisions, neither party shall have any obligation to the other party under this MoU, including, without limitation, any obligation to consummate the transactions contemplated hereunder or enter into the Pilot Agreement and/or the VAR Agreement. The parties hereby agree that their respective obligations with respect to the Lockup Restrictions during the Pilot Negotiation Period only and their obligations under the NDA shall be binding, contractual obligations of the parties.

NUVO GROUP LTD.		1EQ INC., d/b/a Babyscripts®

By:	/s/ Kelly Londy	By:	[***]

Name:	Kelly Londy	Name:	[***]

Title:	CEO	Title:	[***]

CERTAIN IDENTIFIED INFORMATION HAS BEEN OMITTED FROM THIS EXHIBIT BECAUSE IT IS BOTH NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE REGISTRANT IF PUBLICLY DISCLOSED. OMISSIONS ARE IDENTIFIED AS [***].

MUTUAL NON-DISCLOSURE AGREEMENT

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